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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 1997
                               (February 7, 1997)



                           J. ALEXANDER'S CORPORATION
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             (Exact name of registrant as specified in its charter)

                 Tennessee                                   1-8766                       62-0854056
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(State or other jurisdiction of incorporation)       (Commission File Number)          (I.R.S. Employer
                                                                                     Identification No.)
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3401 West End Avenue, Suite 260, P.O. Box 24300,
                Nashville, Tennessee                                37202
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(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (615) 269-1900



                          Volunteer Capital Corporation
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          (Former name or former address, if changed since last report)





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Item 5.           Other Events
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         On February 7, 1997, at a special meeting of the shareholders of
Volunteer Capital Corporation (the "Company"), the shareholders of the Company approved a proposal to amend the Company's Charter to change the name of the
Company to J. Alexander's Corporation. The Company amended its Charter on
February 7, 1997, and the Company's New York Stock Exchange trading symbol was concurrently changed to JAX.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         J. ALEXANDER'S CORPORATION


Date: February 18, 1997                  By:  /s/  R. Gregory Lewis
                                             -----------------------------
                                             R. Gregory Lewis
                                             Secretary






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